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                                                                    Exhibit 23.1


                               CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-61303 and 333-59970) and Form S-8 (Nos. 333-61323, 33-60050, 033-80729, 033-77670, 033-51864 and 333-62626) of Kimco
Realty Corporation and Subsidiaries of our report dated March 18, 2003, relating to the consolidated financial statements and financial statement schedules, which appear in this Form 10-K.



New York, New York
March 26, 2003